Exhibit 10.17(d)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #3 TO TASK ORDER #20

COHERUS Project Number: CHS-0214-04

MEDPACE Project Number: ETA304

This Amendment #3 (“Amendment #3”) to Task Order #20 effective as of November 8, 2013 (“Task Order”), is by and between Coherus Biosciences, Inc., a Delaware corporation with its principal place of business at 201 Redwood Shores Parkway, Suite 200, Redwood City, CA 94065 (“Sponsor”), and Medpace, Inc., with its principal place of business at 5375 Medpace Way, Cincinnati, Ohio 45227 (“Medpace”). This Amendment #3 shall be effective September 5, 2014.

WITNESSETH:

WHEREAS, the Parties have entered into Task Order pursuant and subject to the terms of the Master Service Agreement dated January 23, 2012, (the “Agreement”); and subsequent Amendment #1 effective April 23, 2014, and Amendment #2 effective June 27, 2014, and

WHEREAS, the Parties desire to amend Task Order in connection with A Phase 3, Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects With Chronic Plaque Psoriasis to modify the Services.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows to the revised Scope of Work.

1.	As a result of these changes, Appendices A, B, C, D, E, and F will be deleted in their entirety and replaced with Appendices A, B, C, D, E, and F attached to this Amendment #3 and incorporated herein.

2.	[***] is identified in Appendix G attached to this Amendment #3 and incorporated herein.

3.	Notwithstanding anything to the contrary in this Task Order and its Appendices or the Master Service Agreement, the Parties agree [***] the Scope of Work (Appendix A) and/or the Services and Budget (Appendix C). In determining [***], as provided above, the Parties will [***], and incorporated herein.

The total amount payable by Sponsor to Medpace under this Amendment #3 for Medpace Direct Fees, Pass-through Expenses, and Pre-funded Expenses shall not exceed the amount of [***] without prior written consent of both parties. The total value of Task Order and all subsequent amendments is now [***], as further set forth in the following table:

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 1

	Direct Fees	Pass Through Costs	Pre-funded Expenses	TOTAL
Task Order#20	[***]	[***]	[***]	[***]
Amendment #1		[***]		[***]
Amendment #2		[***]	[***]	[***]
Amendment #3	[***]	[***]	[***]	[***]

TOTAL	[***]	[***]	[***]	[***]

All other provisions of the Agreement and Task Order shall remain unchanged and in effect.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment #3 to Task Order in their official capacities which shall be effective on the day and year listed above.

MEDPACE, INC.

Signature:	/s/ August Troendle

By:	August Troendle
(Print Name)

Title:	CEO

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(Print Name)

Title:	President & CEO

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 2

APPENDIX A: SCOPE OF WORK

ITEM	DESCRIPTION
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 3

[***]	[	***]
[***]	[	***]

Investigator Meeting	Position	Count
[***]	[***]	[***]
[***]	[***]	[***]

PROJECT START-UP

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
[***]	[***]		[***]
	[***]		[***]
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 4

	[	***]	[	***]	[	***]
	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
	[	***]	[	***]	[	***]
	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]
	[	***]	[	***]	[	***]
	[	***]	[	***]	[	***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 5

[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]

CLINICAL OPERATIONS

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 6

	[***]	[***]	[	***]
[***]		[***]
[***]		[***]
[***]		[***]
	[***]	[***]	[	***]
	[***]	[***]	[	***]
	[***]	[***]	[	***]
	[***]	[***]	[	***]
[***]		[***]
	[***]	[***]	[	***]
	[***]	[***]

CLINICAL MONITORING

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 7

[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]

CLINICAL SAFETY

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 8

	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 9

[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]

RANDOMIZATION AND SUPPLY MANAGEMENT

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

DATA MANAGEMENT

[***]	[***]	[***]	ITEM	DESCRIPTION

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 10

[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]
[	***]	[	***]	[	***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 11

		[	***]	[	***]	[	***]
[	***]			[	***]	[	***]
[	***]			[	***]	[	***]
[	***]			[	***]	[	***]
[	***]			[	***]	[	***]
[	***]			[	***]	[	***]
		[	***]	[	***]
[	***]			[	***]	[	***]
[	***]			[	***]	[	***]
[	***]			[	***]	[	***]

STATISTICAL ANALYSIS

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 12

[	***]	[	***]
[	***]	[	***]	[	***]

DATA SAFETY MONITORING BOARD

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
[***]	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]

MEDICAL WRITING

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]
[***]			[***]
	[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 13

[	***]	[	***]	[	***]
[	***]	[	***]	[	***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 14

APPENDIX B: TIMELINE

TASK	DATE
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 15

APPENDIX C: SERVICES AND BUDGET

Medpace Service Category	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 16

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total Service Fees	[***]

Prefunded & Pass-Through Expenses	Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total Prefunded & Pass-Through Expenses	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 17

APPENDIX D: PAYMENT SCHEDULE

Payment Schedule
Project:	CHS-0214-04 / ETA304	Total Direct Fees:	[***]
Sponsor:	Coherus Bioscience, Inc.

Payment #	Payment Description/Type	Invoice Date	Amount to Pay	Percentage
[***]	[***]	[***]	[***]	[***]

		Total of All Payments:	[***]	100%

*	[***]
**	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 18

The payment schedule above includes [***]. For each additional [***]. These units will be [***]. This unit cost does not include [***]. Pass-through expenses associated [***] will be invoiced [***].

Sponsor paid [***] towards Pre-funded Expenses under Amendment #2 to Task Order #20. Upon execution of this Amendment #3, Sponsor will pay an additional [***] of the remaining total Pre-funded Expenses due per Appendix C: Services and Budget. [***]. Sponsor shall pay such invoice within [***] of receipt. [***] received from Sponsor, [***]. Medpace shall apply the initial [***] Pre-funded amount paid at execution of this Amendment #3 against the last invoice of actual Pre-funded Expenses, and reconcile the balance.

Pass-through Costs will be billed to Sponsor on a monthly basis or as incurred. Sponsor shall pay such invoice within [***] of receipt.

Pass-through Costs and Pre-funded Expenses

Any sums quoted with respect to Pass-through Costs and Pre-funded Expenses [***]. While MEDPACE will [***]. Payments made to third parties are [***].

Pass-through Costs may include, but are not limited to, [***]. Costs associated with, [***] are as detailed in the table below.

Item	Cost*	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 19

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Currency is [***]. Costs are subject to change based on fluctuations in supplier prices.

MEDPACE will pass-through [***]. This will include a [***].

Item	Cost	Description
[***]	[***]	[***]
[***]	[***]

*	Currency is [***]

Pre-funded Expenses

Pre-funded Expenses may include, but are not limited to, [***]. Investigator fees are [***]. The investigator fee amount [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 20

[***]. The laboratory fee amount [***]. With the exception of [***], Medpace will seek the prior written approval of the budget by Sponsor before signing an agreement (including amendments) with Pre-funded Vendors.

Additional Costs

[***]

All Direct Fees are [***]. Pursuant to Paragraph 2, all such changes [***]. After staff are assigned, [***].

Inflation

[***]

Currency and Exchange Rate

The currency of this Task Order is United States Dollars

MEDPACE will invoice SPONSOR for Pass-through Costs and Pre-funded Expenses incurred and/or [***]. The Direct Fees detailed in this Task Order were calculated using [***]. [***]. [***].

Country	Currency	as of 10/6/2013
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 21

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Applicable Taxes

All Direct Fees, Pass-through Costs, and Pre-funded Expenses are quoted excluding any [***], which include but are not limited to [***], which may be payable to MEDPACE by SPONSOR.

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 22

APPENDIX E: TRANSFER OF OBLIGATIONS - CONFIDENTIAL

Drug:	CHS-0214-DPVersus Enbrel	Study ID: CHS-0214-04

Study Title:	A Double Blind, Randomized, Parallel Group, Active Control Study to Compare the Efficacy and Safety of CHS 0214 DP Versus Enbrel® in Subjects With Chronic Plaque Psoriasis (PsO) (RaPsOdy)

CRO Name:	Medpace

CRO Address:	5375 Medpace Way, Cincinnati, Ohio 45227

OBLIGATIONS TRANSFERRED TO MEDPACE: ☑ THE APPROPRIATE BOX(ES).

☐       All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace.

☒       The following obligations have been transferred to Medpace:

Sec. 312.32: IND Safety Reports

☐	Promptly review safety information.

☒	Notify all participating investigators in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

☐	Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

Sec. 312.53: Selecting investigators and monitors

☒	(a) Select qualified investigators

☒	(b) Control investigational drug shipment

☒	(c) Obtain information from investigators

☒	(1) Signed Form FDA-1572

☒	(2) CV or other qualification statement

☒	(3) Clinical protocol outline

☒	(4) Financial disclosure information

☒	(d) Select qualified monitors

Sec. 312.54: Emergency research

☐	(a) Monitor the progress of all studies involving an exception from informed consent.

☒	(b) Monitor such studies to identify when an IRB determines that it can’t approve the research.

Sec. 312.55: Informing investigators

☒	(a) Provide sites with the current Inv. Brochure.

☒	(b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.

Sec. 312.56: Review of ongoing investigations

☐	(a) Monitor the progress of all IND studies.

☒	(b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study.

☒	(c) Review and evaluate the safety and efficacy results as it is obtained from the investigator.

☒	(d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators.

Sec. 312.57: Record keeping and record retention

☒	(a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition.

☒	(b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54.

☒	(c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.

☐	(d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.

Sec. 312.58: Inspection of sponsor’s records and reports

☒	(a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical investigation.

☒	(b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance. Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.

Sec. 312.59: Disposition of unused supply of investigational drug

☒	Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug.

(a)	Other

☒	Please describe any other applicable transfers below:

Medpace Inc. will contract directly with the clinical trial investigators and sites, ensure the sites are trained on the protocol and study procedures, and carry out the study protocol as written. The study sites will enroll and manage subjects per study protocol, enter correct and accurate subject information in the clinical trial electronic case report form system, retain subject information and study drug supply information as noted above, and manage study blood samples as outlined in the study protocol. Site investigators are responsible for notifying the institutional review board (IRB) of research activities and following IRB regulations of GCP. The site investigators are responsible for notifying Medpace Drug Safety, and the sponsor of safety information including the prompt notification of any subject serious adverse events. The investigators are also responsible to promptly notify the IRB of any serious adverse event per GCP and CFR.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 23

APPENDIX F: MRL AND [***] Services and Budget

See attached budget on next page.

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 24

Sponser: Coherus Biosciences	20-Jun-14
Protocol: CHS-0214-04

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Medpace Reference Laboratories Fees [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences
Protocol: CHS-0214-04		[***]
[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																[***]
	[***]	[***]		[***]				[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]								[***]			[***]	[***]
Laboratory Support Services																[***]
[***]
	[***]	[***]												[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]			[***]	[***]
	[***]	[***]			[***]					[***]		[***]		[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 26

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences
Protocol: CHS-0214-04				[***]
[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost		Subtotal
Laboratory Tests																[***]
	[***]	[***]		[***]				[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]			[***]	[***]
Laboratory Support Services																[***]
[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]			[***]	[***]
	[***]	[***]			[***]					[***]		[***]		[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]		[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 27

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences
Protocol: CHS-0214-04		[***]
[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																[***]
	[***]	[***]		[***]				[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]											[***]	[***]
Laboratory Support Services																[***]
[***]
	[***]	[***]												[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]			[***]	[***]
	[***]	[***]			[***]					[***]		[***]		[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]		[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 28

Medpace Reference Laboratories Pass Through Estimate

Sponsor:    Coherus Biosciences

Protocol:    CHS-0214-04

		Average Cost per Unit	Estimated Number of Units	Total Cost	Subtotal
Pass Through Estimates					[***]
[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]			[***]
Total Estimated Medpace Reference Laboratory Pass-Through Fees					[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 29

Transportation Costs – ETA304 Sc. 1

Country	Sites	Number Screened	Number Randomized	Number Ambient / Refrigerate shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]

				[***]						[***]	[***]
				[***]			[***]			[***]	[***]
				[***]						[***]	[***]
									[***]		[***]		[***]
*[***]
*[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 30

Transportation Costs-ETA304 Sc. 1	[***]

Country	Sites	Number Screened	Number Randomized	Number Ambient / Refrigerate Shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]

[***]
[***]
[***]
							[***]		[***]		[***]		[***]	[***]
*[***]
*[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 31

APPENDIX G: [***]

The table below reflects [***] included in this Amendment #3. Any [***] may require [***].

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #3 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 32